Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity® Large Cap Core Enhanced Index Fund, Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity® Large Cap Value Enhanced Index Fund and Fidelity® Mid Cap Enhanced Index Fund
October 30, 2021
Prospectus

On June 30, 2021, Fidelity Management & Research Company LLC (“FMR”) and Geode Capital Management, LLC (“Geode”) reached an agreement to transfer the assets relating to Geode’s management of quantitative active equity and tax-managed equity portfolios to FMR, including the funds. As part of this transaction, the parties have agreed to terminate the sub-advisory agreement between FMR and Geode for each fund, to be effective upon the closing of the transaction, on or about December 31, 2021 (the “Closing Date”). On the Closing Date, FMR will assume the management of each fund under the existing Management Contract, will be responsible for voting each fund’s proxies in accordance with the Fidelity Funds’ Proxy Voting Guidelines, and will revise each fund’s registration statement to reflect the management change. The investment objective and strategies of each fund and services provided to each fund will remain unchanged.

GEI-21-02 1.857348.128	October 30, 2021